EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-02845 of Wausau-Mosinee Paper Corporation on Form S-8 of our report dated July 10, 2002 appearing in this annual report on Form 11-K of Wausau-Mosinee Paper Corporation Savings and Investment Plan for the year ended December 31, 2001.


                                   DELOITTE & TOUCHE LLP

 July 12, 2002
 Milwaukee, Wisconsin
                                  -15-